UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 792-7400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See the disclosure contained in Item 2.03 below, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 13, 2013, Air Methods Corporation (the “Company”) entered into a Second Amended and Restated Revolving Credit, Term Loan and Security Agreement (the “Amended Credit Agreement”) by and among the Company, the Company’s subsidiaries, certain lender parties named therein, KeyBank National Association, as Administrative Agent for the lenders, Lead Arranger and Sole Book Runner, PNC Bank, National Association, as Joint Lead Arranger and Documentation Agent, BBVA Compass Bank, as Joint Lead Arranger and Co-Syndication Agent, and Bank of America, N.A., as Joint Lead Arranger and Co-Syndication Agent.

Among other things, the Amended Credit Agreement permits the acquisition of Blue Hawaiian Helicopters and certain of its affiliates, and adds those acquired entities as co-borrowers to the Amended Credit Agreement.  The Amended Credit Agreement provides for a $100 million revolving line of credit and a $347.5 million term loan, and allows the Company to increase the revolving line of credit and/or the term loan by up to an additional $100 million in the future, subject to lender participation. The Amended Credit Agreement is secured by assets of the Company and its subsidiary co-borrowers.

Borrowings under the Amended Credit Agreement are available to the borrowers for working capital, acquisitions (including the Blue Hawaiian Helicopters acquisition), repayment of existing debt and other general corporate purposes. The Amended Credit Agreement contains customary restrictive and financial covenants, including covenants regarding the Company’s outstanding indebtedness and maximum leverage and fixed charge coverage ratios, as well.  The maturity date of the Company’s credit facility, July 5, 2016, was not amended by the Amended Credit Agreement.

The foregoing is a summary of the material terms and conditions of the Amended Credit Agreement and not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Amended Credit Agreement attached to this Current Report as Exhibit 10.1, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosures

On December 16, 2013, the Company issued a press release announcing the execution of the acquisition of Blue Hawaiian Helicopters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated December 13, 2013.
99.1	Air Methods Corporation Press Release, dated December 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: December 16, 2013	By	/s/ Crystal L. Gordon
Crystal L. Gordon, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated December 13, 2013.
99.1	Air Methods Corporation Press Release, dated December 16, 2013.